Contingent Liabilities (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,183
Operating Leases Future Minimum Payments Due Current	529
Operating Leases Future Minimum Payments Due In Two Years	391
Operating Leases Future Minimum Payments Due In Three Years	285
Operating Leases Future Minimum Payments Due In Four Years	207
Operating Leases Future Minimum Payments Due In Five Years	133
Operating Leases Future Minimum Payments Due Thereafter	638
Rent Expense	386	$ 434	$ 429
Accrual For Environmental Loss Contingencies	$ 837	$ 863
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency, Damages Sought, Value	$ 624
Loss Contingency Allegations	As previously disclosed, the United States Government sued us in 1999 in the United States District Court for the Southern District of Ohio (District Court), claiming that Pratt & Whitney violated the civil False Claims Act and common law. The claims relate to the "Fighter Engine Competition" between Pratt & Whitney's F100 engine and General Electric's F110 engine. The government alleged that it overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial, which ended in April 2005, the government claimed Pratt & Whitney's liability to be approximately $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency Damages Awarded Value ,Not Including Interest	$ 473
Loss Contingency, Settlement Agreement, Date	6/17/2013
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions after the alleged overstatements were made. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 initial engine pricing proposal. In the absence of actual damages, the trial court awarded the government the maximum civil penalty of $7,090,000, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the government and UTC appealed the decision to the United States Court of Appeals for the Sixth Circuit. In November 2010, the Sixth Circuit affirmed Pratt & Whitney's liability for the civil penalty under the False Claims Act, but remanded the case to the trial court for further proceedings on the issues of False Claims Act damages and common law liability and damages.
Loss Contingency Actions Taken By Defendant	We filed an appeal from the judgment to the United States Court of Appeals for the Sixth Circuit on August 26, 2013. On April 6, 2015, the Sixth Circuit reversed the trial court’s decision and vacated the prior damages award, noting that the government did not prove any damages. The court rejected as a matter of law the evidence submitted by the government on damages and remanded the case to the District Court to decide in the first instance whether the government should have another opportunity to prove that it suffered any actual damages.
Loss Contingency, Settlement Agreement, Terms	On June 17, 2013, the trial court awarded the government approximately $473 million in damages and penalties, plus prejudgment interest in an amount to be determined. On July 1, 2013, the trial court, after determining the amount of prejudgment interest, entered judgment in favor of the government in the amount of approximately $664 million. The trial court also awarded post-judgment interest on the full amount of the judgment to accrue from July 2, 2013, at the federal variable interest rate determined pursuant to 28 U.S.C. § 1961. The judgment included four different components: (1) common law damages of approximately $109 million; (2) prejudgment interest on common law damages of approximately $191 million; (3) False Claims Act treble damages of approximately $357 million; and (4) the civil penalty of approximately $7 million. The penalty component of the judgment previously was affirmed by the United States Court of Appeals in 2010.
Loss Contingency, Damages Awarded, Value	$ 664
Loss Contingency, Additional Actions Taken by Court, Arbitrator or Mediator	On June 18, 2012, the trial court found that Pratt & Whitney had breached obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force seeks damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act.
German Tax Office Against Otis [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	8/3/2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern approximately €215 million (approximately $235 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office. UTC estimates interest associated with the aforementioned tax benefits is an additional approximately €118 million (approximately $129 million).
Loss Contingency Damages Sought	€215 million (approximately $235 million)
Loss Contingency Actions Taken By Plaintiff And Defendant	On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In 2008 the German Federal Tax Court (FTC) denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union principles. On September 17, 2009, the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the other taxpayer and the German Government again appealed the findings to the FTC. In November 2014, the FTC ruled in favor of the German Government, and against the other taxpayer. We believe that the FTC decision in the case involving the other taxpayer is not determinative of the outcome in our case, and we will continue vigorously to litigate the matter. However, in light of the FTC decision in the case involving the other taxpayer, we fully accrued for the matter during the quarter ended December 31, 2014.
Loss Contingency, Interest	€118 million (approximately $129 million)
Loss Contingency, Management's Assessment and Process	While we continue to litigate the matter at the local German Tax Court, UTC made tax and interest payments to German tax authorities of €275 million (approximately $300 million) through December 31, 2015 to avoid additional interest accruals pending final resolution of this matter.
U.S. Defense Contract Management Claim against Pratt & Whitney
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 24, 2013
Loss Contingency Allegations	By letter dated December 24, 2013, a Divisional Administrative Contracting Officer of the United States Defense Contract Management Agency asserted a claim and demand for payment of approximately $211 million against Pratt & Whitney. The claim is based on Pratt & Whitney's alleged noncompliance with cost accounting standards from January 1, 2005 to December 31, 2012, due to its method of determining the cost of collaborator parts used in the calculation of material overhead costs for government contracts.
Loss Contingency Damages Sought	$ 211000000
Loss Contingency Actions Taken By Defendant	On March 18, 2014, Pratt & Whitney filed an appeal to the Armed Services Board of Contract Appeals. Pratt & Whitney’s appeal is still pending and we continue to believe the government’s claim is without merit.
Asbestos Matter [Member]
Loss Contingencies [Line Items]
Loss Contingency Allegations	During the fourth quarter of 2015, we recorded a liability for the contingencies associated with pending and unasserted future asbestos claims because the aggregate amounts involved are now reasonably estimable due to the definitization of the insurance coverage for existing and potential future asbestos claims through the negotiation and establishment of settlement agreements during 2015 as well as the stabilization of company and industry experience. Over the past few years, we have been engaged in disputes with insurance carriers, particularly those having issued excess general liability insurance from the mid-1950s through the mid-1980s, regarding the extent of coverage available for asbestos-related personal injury claims. We commenced two separate insurance coverage litigations against excess insurers - one lawsuit in Ohio on behalf of Goodrich Corporation and the other in New York on behalf of Carrier Corporation. The level of activity in the insurance coverage lawsuits increased significantly in 2015, causing us to intensify our on-going review of our history and experience with asbestos-related claims.
Loss Contingency, Management's Assessment and Process	In particular, we have been working extensively with outside counsel and actuarial experts to calculate past asbestos-related losses in order to demonstrate exhaustion of primary layers of insurance and prove past damages, as well as to show that future asbestos-related losses would likely trigger excess insurance policies. We recently reached binding settlement agreements with all of the Goodrich excess insurers, and reached a settlement with the largest block of available solvent excess insurance coverage issued to Carrier Corporation. As a result of these settlements in the coverage litigations, pursuant to each of which we will annually absorb uninsured asbestos claims costs, and with the assistance of an outside actuarial expert, we are now able to make a reasonable estimate of the probable range of the total liability for pending and unasserted future asbestos related claims. This determination was based not only on our analysis of our own asbestos claims history for the last five years and our contractual insurance coverage litigations, but also on broader nationwide asbestos trend data, including: a substantial drop in non-malignant asbestos claims; an increasing focus on malignancy claims, primarily those involving mesothelioma, a cancer that now has an historical and fairly predictable future annual incidence rate; and a substantial decrease in average annual claim filings. We have estimated and recorded our total liability to resolve all pending and unasserted potential future claims through 2059 to be $376 million. This amount is on a pre-tax basis, not discounted, and excludes the Company’s defense fees (which will continue to be expensed by the Company as they are incurred). In addition, during the fourth quarter of 2015 the Company recorded a $106 million insurance recovery receivable for probable asbestos related recoveries. In calculating this amount, the Company used the estimated asbestos liability for pending and projected future claims and considered the amount of insurance available, allocation methodologies, solvency ratings, creditworthiness, and the contractual terms with each insurer. As a result, we recorded a noncash pretax charge to earnings of $237 million in the fourth quarter of 2015.
Insurance Settlements Receivable	$ 106
Liabilities Subject to Compromise, Asbestos Obligations	$ 237